LINE OF CREDIT NOTE


$1,000,000.00                                                Teaneck, New Jersey
                                                                 January 8, 2000

          FOR VALUE RECEIVED, the undersigned, Vizacom Inc., a Delaware corporation (the "Maker"), does hereby unconditionally promise to pay to the order of Churchill Consulting (the "Payee"), at the principal place of business of Payee, presently located at Suite One, Henville Building, Main Street, Charleston, Nevis, West Indies, or at such other place as the Payee or any holder hereof may from time to time designate in writing to Maker, in lawful money of the United States and immediately available funds, the principal sum of ONE MILLION DOLLARS ($1,000,000.00), or such lesser amount as is due hereunder, with interest on the unpaid balance of said principal amount from the date of disbursement to and including the date of repayment at the rate of eight percent (8%) per annum, at maturity. Interest shall be calculated daily, on the basis of the actual number of days elapsed in a 360 day year of twelve 30-day months, and capitalized by the addition of such accrued interest to the principal amount outstanding on the first day of each and every month in which any obligation under this Line of Credit Note is outstanding. All amounts outstanding under this note shall be due and payable upon the earlier of (a) sixty days after the date of the first advance by Payee to Maker under this Line of Credit Note, or
(b) the date of the receipt by the Maker of gross proceeds of $2,000,000.00 or more from any offering of equity securities of the Maker.

          The principal amount of indebtedness evidenced hereby shall equal the initial advance made by Payee to Maker. Payee shall advance additional monies pursuant to this Line of Credit Note from time to time, and Maker at its option may repay from time to time all or any portion of the amounts due and owing pursuant to this Line of Credit Note. It is therefore contemplated that the outstanding indebtedness evidenced hereby shall fluctuate accordingly but in no event shall the maximum amount outstanding at any one time exceed the principal amount of this Line of Credit Note. Payee is authorized and directed to endorse on the Schedule to this Line of Credit Note the date and amount of each advance of funds to Maker, the monthly capitalization of all accrued interest, and any payments, whether principal or interest, made by Maker under this Line of Credit Note, and such endorsement shall be prima facie evidence of such advance, capitalization or payment. Maker's obligation to make advances under this Line of Credit Note shall terminate 5:00 p.m., New York City time, on March 7, 2000.

               1.  Events of Default.   Upon   the  occurrence  of  any  of  the
following events (each, an "Event of Default" and collectively, the "Events of Default"):

                    (a) failure by Maker to pay the principal or interest on this Line of Credit Note or any installment thereof within ten days after such payment is due, whether on the date fixed for payment or by acceleration or otherwise; or

                    (b) a final judgment for the payment of money in excess of $100,000 shall be rendered against Maker, and such judgment shall remain undischarged for a period of

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     sixty   days  from the date of entry  thereof unless  within such sixty day period such judgment shall be stayed, and appeal taken therefrom and the execution thereon stayed during such appeal; or

                    (c) if Maker shall default in respect of any evidence of indebtedness or under any agreement under which any notes or other evidence of indebtedness of Maker are issued, if the effect thereof is to cause, or permit the holder or holders thereof to cause, such obligation or obligations in an amount in excess of $100,000 in the aggregate to become due prior to its or their stated maturity or to permit the acceleration thereof; or

                    (d) if Maker or any other authorized person or entity shall take any action to effect a dissolution, liquidation or winding up of Maker; or

                    (e) if Maker shall make a general assignment for the benefit of creditors or consent to the appointment of a receiver, liquidator, custodian, or similar official of all or substantially all of its properties, or any such official is placed in control of such properties, or Maker admits in writing its inability to pay its debts as they mature, or Maker shall commence any action or proceeding or take advantage of or file under any federal or state insolvency statute, including, without limitation, the United States Bankruptcy Code or any political subdivision thereof, seeking to have an order for relief entered with respect to it or seeking adjudication as a bankrupt or insolvent, or seeking reorganization, arrangement, adjustment, liquidation, dissolution, administration, a voluntary arrangement, or other relief with respect to it or its debts; or

                    (f) there shall be commenced against Maker any action or proceeding of the nature referred to in paragraph (e) above or seeking issuance of a warrant of attachment, execution, distraint, or similar process against all or any substantial part of the property of Maker, which results in the entry of an order for relief which remains undismissed, undischarged or unbonded for a period of sixty days;

then, in addition to all rights and remedies of Payee under applicable law or otherwise, all such rights and remedies being cumulative, not exclusive and enforceable alternatively, successively and concurrently, at his option, Payee may declare all amounts owing under this Line of Credit Note, to be due and payable, whereupon the then unpaid balance hereof together with all interest accrued thereon, shall forthwith become due and payable, together with interest accruing thereafter at eleven percent (11%) per annum until the indebtedness evidenced by this Line of Credit Note is paid in full, plus all costs and expenses of collection or enforcement hereof, including, but not limited to, attorneys' fees and expenses.

          In addition to the foregoing remedies, upon the occurrence of an Event of Default under clause (a) of this Section 1, the exercise price in effect at the time of such Event of Default of the warrants (each, a "Warrant") issued to Payee at the time of any advance under this Line of Credit Note pursuant to the terms of the Letter Agreement, dated January 8, 2000, between Payee and Maker, shall be reduced by fifty percent (50%) and, in the event of the continuation of such Event

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

of Default for 60 continuous days following such occurrence of the Event of Default, such exercise price then in effect shall be reduced again by fifty percent (50%).

               2. Prepayment. Maker may prepay, at any time, the unpaid principal balance of this Note or any portion thereof, together with all accrued and unpaid interest on the amount so prepaid. Amounts so prepaid shall be applied first to Maker's obligations under this Line of Credit Note in respect of interest, and second, to principal.

               3.   Miscellaneous.

                    (a) Maker (i) waives diligence, demand, presentment, protest and notice of any kind, (ii) agrees that it will not be necessary for any holder hereof to first institute suit in order to enforce payment of this Line of Credit Note and (iii) consents to any one or more extensions or postponements of time of payment, release, surrender or substitution of collateral security or forbearance or other indulgence, without notice or consent.

                    (b) All payments to be made to the Payee under this Line of Credit Note shall be made into such account or accounts as the Payee may from time to time specify for that purpose.

                    (c) The provisions of this Line of Credit Note may not be changed, modified or terminated orally, but only by an agreement in writing signed by the party to be charged, nor shall any waiver be applicable except in the specific instance for which it is given.

                    (d) The execution and delivery of this Line of Credit Note has been authorized by the Board of Directors of Maker.

                    (e) THIS LINE OF CREDIT NOTE SHALL BE GOVERNED BY AND CONSTRUED, AND ALL RIGHTS AND OBLIGATIONS HEREUNDER AND THEREUNDER DETERMINED, IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO THE CONFLICTS OF LAWS PRINCIPLES THEREOF AND SHALL BE BINDING UPON THE SUCCESSORS AND ASSIGNS OF MAKER AND INURE TO THE BENEFIT OF THE PAYEE, ITS SUCCESSORS, ENDORSEES AND ASSIGNS.

                    (f) If any term or provision of this Line of Credit Note shall be held invalid, illegal or unenforceable, the validity of all other terms and provisions shall in no way be affected thereby.

                    (g) Whenever used herein, the terms "Maker" and "Payee" shall be deemed to include their respective successors and assigns.

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

          IN WITNESS WHEREOF, the undersigned has executed this Line of Credit Note on the date first above written.

                                             VIZACOM INC.


                                             By:     /s/ Mark E. Leininger
ATTEST:                                          Mark E. Leininger, Presdient


       /s/ Marc E. Jaffe
   Marc E. Jaffe, Secretary

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                                                 Schedule to Line of Credit Note
                                                 -------------------------------

                Amount of         Amount of            Amount of
   Date          Advance       Accrued Interest        Repayment       Balance
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